Innovator S&P 500 Buffer ETF™ – December

Innovator S&P 500 Power Buffer ETF™ – December

Innovator S&P 500 Ultra Buffer ETF™ – December

(each, a “Fund” and together, the “Funds”)

Supplement To each Fund’s Prospectus
Dated December 1, 2019

November 30, 2020

As described in detail in each Fund’s prospectus, an investment in shares of a Fund is subject to an upside return cap (the “Cap”) that represents the maximum percentage return an investor can achieve from an investment in the Fund for the outcome period of approximately one year. The current Outcome Period will end on November 30, 2020. Each Fund will commence a new outcome period that will begin on December 1, 2020 and end on November 30, 2021. An investment in a Fund over the course of the outcome period will be subject to the applicable Cap set forth in the table below.

Fund	Ticker	Cap	Investment Objective
Innovator S&P 500 Buffer ETFTM – December	BDEC	Gross: 15.59% Net: 14.80%*

The Fund seeks to provide investors with returns that match those of the S&P 500 Price Index, up to the upside cap of 15.59% (prior to taking into account management fees and other fees) and 14.80% (after taking into account management fees and other fees) while providing a buffer against the first 9% of S&P 500 Price Index losses, over the period from December 1, 2020 to November 30, 2021.

Innovator S&P 500 Power Buffer ETFTM – December	PDEC	Gross: 9.68% Net: 8.89%*

The Fund seeks to provide investors with returns that match those of the S&P 500 Price Index, up to the upside cap of 9.68% (prior to taking into account management fees and other fees) and 8.89% (after taking into account management fees and other fees) while providing a buffer against the first 15% of S&P 500 Price Index losses, over the period from December 1, 2020 to November 30, 2021.

Innovator S&P 500 Ultra Buffer ETFTM – December	UDEC	Gross: 6.75% Net: 5.96%*

The Fund seeks to provide investors with returns that match those of the S&P 500 Price Index, up to the upside cap of 6.75% (prior to taking into account management fees and other fees) and 5.96% (after taking into account management fees and other fees) while providing a buffer against S&P 500 Price Index losses of between 5% and 35%, over the period from December 1, 2020 to November 30, 2021.

* Takes into account the Fund’s unitary management fee.

In connection with onset of the new outcome period, each Fund’s prospectus is amended as set forth below:

1.	Each Fund’s investment objective is deleted in its entirety and replaced with the corresponding investment objective set forth in the table above.

2.	All references to the dates associated with the prior outcome period are deleted in their entirety and replaced with references to new outcome period: December 1, 2020 through November 30, 2021.

3.	All references to the Cap for the prior outcome period are deleted in their entirety and replaced with the corresponding Cap set forth in the table above.

Please Keep This Supplement With Your Prospectus For Future Reference